Exhibit (c) 1


GPU News Release
November 9, 1998

GPU Advances Strategy, Names Generation Divestiture Winners
-----------------------------------------------------------

Morristown, N.J. - GPU, Inc. (NYSE: GPU) announced today it has signed agreements to sell the remainder of its fossil-fueled and hydroelectric generating assets for $1.72 billion, further advancing its strategy of becoming an owner and manager of infrastructure assets.

Sithe Energies, a privately held company, has agreed to purchase 23 power plants with a generating capacity of 4,117 megawatts, 18 generation development properties, three support service organizations, and the Johnstown, PA office building for $1.68 billion.

In a separate agreement, FirstEnergy Corporation, a diversified energy services holding company, will purchase GPU's 87 megawatt interest (20 percent) in the Seneca pumped-storage hyrdoelectric generating station for $ 43 million. FirstEnergy already owns 80 percent of the Seneca plant. The sale transactions, which will require a number of state and federal regulatory and other approvals, are expected to close by mid-year 1999.

"With agreements to sell the Homer City Generating Station (August 3), the Three Mile Island - Unit 1 Nuclear facility (October 15), and now these transactions, GPU has taken the definitive step in our strategy to exit the generation business and focus on the expansion of our infrastructure business, " said Fred
D. Hafer, GPU chairman, president and chief executive officer. "The sales are truly beneficial to all stakeholders. For GPU, the sale relieves significant stranded costs allowing us to be more competitive. For the plants, our employees, and the surrounding communities, the size in the generation business and commitments to growth by the buyers represent new opportunities that could also help reduce the cost of electricity in the region."

(A complete list of facilities, sites and organizations in the agreements is attached. Website addresses for GPU, Vivendi and FirstEnergy are listed at the end of this release.)

Sithe and FirstEnergy, as the new owners of their respective assets, will assume the current International Brotherhood of Electrical Workers collective bargaining agreements covering the stations' employees. The new owners will have the option of offering positions to the support staffs of the stations, the Genco headquarters in Johnstown, a chemistry laboratory in Reading, and a maintenance support organization.

As part of the sale agreement with Sithe, GPU's operating subsidiary, GPU Energy, has an option to buy capacity at fixed prices through mid-year 2002 to serve its customers' needs. Capacity is the obligation that GPU Energy and other utilities have to ensure they have sufficient resources to provide for customers' demands.

The maximum amount of capacity purchased under the option agreement will depend both on GPU Energy's yearly needs and other available sources of capacity. GPU's customer energy requirements will be provided from a mix of resources that include existing power-purchase, non-utility generation contracts already in place and purchases from PJM.

Sithe Energies, a joint-ownership of the French services company Vivendi (60%), the Japanese trading company Marubeni Corporation (29%), and management ownership (11%), currently operates 29 power plants in the United States and Canada. The New York based company also has an extensive global portfolio of projects under operation, construction or active development worth $6 billion.

FirstEnergy, a diversified energy services holding company headquartered in Akron, Ohio, is the 12th largest electric system in the nation. Its four operating companies provide electric energy and other energy-related products and services to 2.2 million customers in central and northern Ohio and western Pennsylvania.

In late summer GPU announced a $1.8-billion sale of the 1,884-megawatt Homer City Station in Indiana County, PA, to Edison Mission Energy of Irvine, CA. The station is co-owned by GPU and NGE Generation, an affiliate of New York State Electric & Gas Corporation.

The combined sale of GPU's non-nuclear generating assets is $2.62 billion resulting in 2.5 times book value, which equals approximately $510 per kilowatt.

In addition, last month GPU and AmerGen Energy Co. signed definitive asset purchase agreements for the sale of GPU's 786 MW Three Mile Island Unit 1. AmerGen is owned jointly by PECO Energy Co. and British Energy. When completed, the TMI-Unit 1 transaction would be the first sale of a nuclear power plant.

"Proceeds from our generation sales will be used primarily to fund future stranded costs,or those investments GPU made to serve customers in a regulated environment, pay down acquisition debt, and possibly repurchase stock," Hafer said. "We believe our focused strategy is right for GPU, for our stockholders and for our customers. GPU is positioned to become a premier player in this rapidly changing industry. "

GPU, Inc., headquartered in Morristown, NJ, is a registered utility holding company. GPU's transmission and distribution subsidiaries - currently doing business under the trade name GPU Energy serves approximately two million customers in a service area encompassing about half land areas of New Jersey and Pennsylvania.

GPU's other subsidiaries include: GPU Advanced Resoures, Inc.; GPU Nuclear, Inc.; GPU Service, Inc. and the GPU International Group which owns, operates, develops and invests in power generation transmission and distribution facilities globally. The operation of GPU's fossil fuel and hydroelectric generating facilities is conducted by GPU Generation, Inc. headquartered in Johnstown, PA.


                            GPU GENERATION FACILITIES
                             Pennsylvania Facilities


                                             GPU                      GPU           GPU
Stations                 City            Subsidiary       Size    Ownership      Ownership      Fuel Type
--------              ------------       ----------       ----    ---------      ---------      ---------
                                                          (MW)       (%)           (MW)

Conemaugh             New Florence          Met-Ed        1,712         16%         282       Coal, Diesel

Keystone              Shelocta              JCP&L         1,710         17%         285       Coal, Diesel

Portland &            Portland,             Met-Ed          570        100%         570       Coal
Bangor Ash            Bangor
Site

Seward                New Florence          Penelec         197        100%         197       Coal

Shawville             Shawville             Penelec         603        100%         603       Coal, Diesel

Titus                 Birdsboro             Met-Ed          274        100%         274       Coal

Warren                Warren                Penelec         139        100%         139       Coal, Nat.

                                                                                              Gas, #2 Oil
CT's
----

Blossburg CT          Tioga                 Penelec          19        100%          19       Nat. Gas

Hamilton CT           East Berlin           Met-Ed           20        100%          20       #2 Oil

Hunterstown CT        Gettyburg             Met-Ed           60        100%          60       Nat. Gas,
                                                                                              #2 Oil

Mountain CT           Mount Holly           Met-Ed           40        100%          40       Nat. Gas,
                      Springs                                                                 #2 Oil

Orrtanna CT           Gettysburg            Met-Ed           20        100%          20       #2 Oil

Shawnee CT            E. Stroudsburg        Met-Ed           20        100%          20       #2 Oil

Tolna CT              Stewartstown          Met-Ed           40        100%          40       #2 Oil

Wayne CT              Meadville             Penelec          56        100%          56       #2 Oil

Hydro
-----

Piney                 Clarion               Penelec          27        100%          27       Hydro

York Haven            York                  Met-Ed           19        100%          19       Hydro

Development
Sites
-----

Coho                  Lake City             Penelec           0        100%           0       N/A

East Sayre            Bradford              Penelec           0        100%           0       N/A

Erie West             Erie                  Penelec           0        100%           0       N/A



                                            GPU                        GPU           GPU
Stations                 City            Subsidiary       Size    Ownership      Ownership      Fuel Type
--------              ------------       ----------       ----    ---------      ---------      ---------
                                                          (MW)       (%)           (MW)


Development
Sites (Cont'd.)
---------------

Jackson               Jackson               Met-Ed            0        100%            0        N/A
                      Township

Middletown            Middletown            Met-Ed            0        100%            0        N/A
Junction

North Bangor          Bangor                Met-Ed            0        100%            0        N/A

North Hershey         Hummelstown           Met-Ed            0        100%            0        N/A

Phillipsburg          Phillipsburg          Penelec           0        100%            0        N/A

Portland              Portland              Met-Ed            0        100%            0        N/A
Adjacent
Property

Rockwood              Somerset              Penelec           0        100%            0        N/A

Scottsville           Meshoppen             Penelec           0        100%            0        N/A

Shelocta              Indiana               Penelec           0        100%            0        N/A

Williamsburg          Williamsburg          Penelec           0        100%            0        N/A



                            GPU GENERATION FACILITIES
                              New Jersey Facilities


                                             GPU                      GPU           GPU
Stations                 City            Subsidiary       Size    Ownership      Ownership      Fuel Type
--------              ------------       ----------       ----    ---------      ---------      ---------
                                                          (MW)       (%)           (MW)


Gilbert &             Milford, NJ           JCP&L           538        100%          538        Nat. Gas
Hellertown            Hellertown, PA
Tank Farm

Sayreville            Sayreville            JCP&L           435        100%          453        Nat. Gas,
                                                                                                #2, #6 Oil

CT's
----

Forked River          Forked River          JCP&L            66        100%           66        Nat. Gas,
CT                                                                                              #2 Oil

Glen Gardner          Gen Gardner           JCP&L           160        100%          160        Nat. Gas,
CT                                                                                              #2 Oil

Werner CT             South Amboy           JCP&L           212        100%          212        #2 Oil

Reservoir
---------

Merrill Creek         Washington            JCP&L,            0        100%            0        N/A
                                            Met-Ed

Development
Sites
-----

Atlantic              Colts Neck            JCP&L             0        100%            0       N/A

E. Flemington         Flemington            JCP&L             0        100%            0       N/A

HC Theurk             Mercer                JCP&L             0        100%            0       N/A

Pequest River         Belvedere             JCP&L             0        100%            0       N/A

Pohatcong             Hackettstown          JCP&L             0        100%            0       N/A




                               Maryland Facilities


                                             GPU                      GPU           GPU
Stations                 City            Subsidiary       Size    Ownership      Ownership      Fuel Type
--------              ------------       ----------       ----    ---------      ---------      ---------
                                                          (MW)       (%)           (MW)

Deep Creek            Oakland               Penelec          19        100%           19        Hydro



                               Support Facilities


                                             GPU                      GPU           GPU
Stations                 City            Subsidiary       Size    Ownership      Ownership      Fuel Type
--------              ------------       ----------       ----    ---------      ---------      ---------
                                                          (MW)       (%)           (MW)

Brookville            Brookville,           Penelec           0        100%            0        N/A
Mobile                PA
Maintenance

Genco                 Johnstown, PA         Penelec           0        100%            0        N/A
Headquarters

GPU Nuclear           Reading, TMI,         All 3             0        100%            0        N/A
Laboratory            Oyster Creek          Companies



                               Separate Agreements


                                             GPU                      GPU           GPU
Stations                 City            Subsidiary       Size    Ownership      Ownership      Fuel Type
--------              ------------       ----------       ----    ---------      ---------      ---------
                                                          (MW)       (%)           (MW)

Seneca                Warren                Penelec         435         20%           87        Pumped-
                                                                                                Storage
                                                                                                Hydro

Homer City            Homer City            Penelec       1,884         50%          942        Coal
